Exhibit 25

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM T-1

                                _________________


                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A
               TRUSTEE PURSUANT TO SECTION 305(b)(2) ____________

                                _________________

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)


              New York                                           13-5160382
    (Jurisdiction of incorporation                            (I.R.S. Employer
     if not a U.S. national bank)                            Identification No.)

  One Wall Street, New York, New York                              10286
(Address of principal executive offices)                         (Zip code)

                                _________________

                         ONCOR ELECTRIC DELIVERY COMPANY
               (Exact name of obligor as specified in its charter)


                 Texas                                           75-2967830
      (State or other jurisdiction                            (I.R.S. Employer
    of incorporation or organization)                        Identification No.)

         500 N. Akard Street
             Dallas, Texas                                         75201
(Address of principal executive offices)                         (Zip code)

                                _________________

                  6.375% EXCHANGE SENIOR SECURED NOTES DUE 2015
                  7.250% EXCHANGE SENIOR SECURED NOTES DUE 2033
                       (Title of the Indenture securities)

ITEM 1.  GENERAL INFORMATION.

     Furnish the following information as to the Trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

Superintendent of Banks of the           2 Rector Street, New York, N.Y. 10006
   State of New York                     and Albany, N.Y. 12203
Federal Reserve Bank of New York         33 Liberty Plaza, New York, N.Y. 10045
Federal Deposit Insurance Corporation    550 17th Street, N.W., Washington, D.C.
                                         20429
New York Clearing House Association      New York, N.Y. 10005

     (b)  Whether it is authorized to exercise corporate trust powers.

          Yes.

ITEM 2.  AFFILIATIONS WITH OBLIGOR.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     None. (See Note on page 2.)

ITEM 16. LIST OF EXHIBITS.

     Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

     1.   -    A copy of the Organization Certificate of The Bank of New York
               (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits
               1a and 1b to Form T-1 filed with Registration Statement No.
               33-21672 and Exhibit 1 to Form T-1 filed with Registration
               Statement No. 33-29637.)

     4.   -    A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form
               T-1 filed as Exhibit 25(a) to Registration Statement No.
               333-102200.)

     6.   -    The consent of the Trustee required by Section 321(b) of the Act.
               (Exhibit 6 to Form T-1 filed with Registration Statement No.
               33-44051.)

     7.   -    A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                      NOTE

     Inasmuch as this Form T-1 is being filed prior to the ascertainment by the Trustee of all facts on which to base a responsive answer to Item 2, the answer to said Item is based on incomplete information.

     Item 2 may, however, be considered as correct unless amended by an amendment to this Form T-1.


                                    SIGNATURE

     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 8th day of July 2003.


                                         THE BANK OF NEW YORK


                                         By:   /s/ Remo J. Reale
                                            ------------------------
                                            Name:  Remo J. Reale
                                            Title: Vice President

                                                                     EXHIBIT 7
                                                                   (Page 1 of 3)

                       Consolidated Report of Condition of
                              THE BANK OF NEW YORK
                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business March 31, 2003, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                  Dollar Amounts
ASSETS                                                              In Thousands
Cash and balances due from depository
  institutions:
  Noninterest-bearing balances and currency and
    coin.................................................             $4,389,492
  Interest-bearing balances..............................              3,288,212
Securities:
  Held-to-maturity securities............................                654,763
  Available-for-sale securities..........................             17,626,360
Federal funds sold in domestic offices...................              1,759,600
Securities purchased under agreements to
  resell.................................................                911,600
Loans and lease financing receivables:
  Loans and leases held for sale.........................                724,074
  Loans and leases, net of unearned
    income.................................32,368,718
  LESS: Allowance for loan and
    lease losses..............................826,505
  Loans and leases, net of unearned
    income and allowance.................................             31,542,213
Trading Assets...........................................              7,527,662
Premises and fixed assets (including capitalized
  leases)................................................                825,706
Other real estate owned..................................                    164
Investments in unconsolidated subsidiaries and
  associated companies...................................                260,940
Customers' liability to this bank on acceptances
  outstanding............................................                225,935
Intangible assets........................................
  Goodwill...............................................              2,027,675
  Other intangible assets................................                 75,330
Other assets.............................................              4,843,295
                                                                     -----------
Total assets.............................................            $76,683,021
                                                                     ===========




LIABILITIES
Deposits:
  In domestic offices....................................            $33,212,852
  Noninterest-bearing......................12,997,086
  Interest-bearing.........................20,215,766
  In foreign offices, Edge and Agreement
    subsidiaries, and IBFs...............................             24,210,507
  Noninterest-bearing.........................595,520
  Interest-bearing.........................23,614,987
Federal funds purchased in domestic
  offices................................................                375,322
Securities sold under agreements to repurchase...........                246,755
Trading liabilities......................................              2,335,466
Other borrowed money:
  (includes mortgage indebtedness and obligations
  under capitalized leases).......                                       959,997
Bank's liability on acceptances executed and
  outstanding............................................                227,253
Subordinated notes and debentures........................              2,090,000
Other liabilities........................................              5,716,796
                                                                     -----------
Total liabilities........................................            $69,374,948
                                                                     ===========
Minority interest in consolidated
  subsidiaries...........................................                540,772

EQUITY CAPITAL
Perpetual preferred stock and related
  surplus................................................                      0
Common stock.............................................              1,135,284
Surplus..................................................              1,056,295
Retained earnings........................................              4,463,720
Accumulated other comprehensive income...................                112,002
Other equity capital components..........................                      0
Total equity capital.....................................              6,767,301
                                                                     -----------
Total liabilities minority interest and equity capital...            $76,683,021
                                                                     ===========

                                                                     EXHIBIT 7
                                                                   (Page 3 of 3)


I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                            Thomas J. Mastro,
                                        Senior Vice President and Comptroller

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

Thomas A. Renyi           |             Directors
Gerald L. Hassell         |
Alan R. Griffith          |